UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2004

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation)		Identification No.)

5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin		53201

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Press Release
Slide Presentation for the 4th Quarter Conference Call

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2004, Johnson Controls, Inc. issued a press release containing information about the Company’s results of operations for the quarter and year ended September 30, 2004. A copy of this press release is incorporated herein by reference as Exhibit 99.1.

ITEM 7.01 REGULATION FD DISCLOSURE

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated October 26, 2004 reporting the results of operations for the quarter and year ended September 30, 2004 issued by the registrant on October 26, 2004.

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the slide presentation for the fourth quarter analyst conference call issued by the registrant on October 26, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1	Press release issued by the registrant on October 26, 2004.

99.2	Slide presentation for the fourth quarter conference call issued by the registrant on October 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
BY:	/s/ Stephen A. Roell Stephen A. Roell Executive Vice President and Chief Financial Officer

Date: October 26, 2004

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued by the registrant on October 26, 2004.
99.2	Slide presentation for the fourth quarter conference call issued by the registrant on October 26, 2004.

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